EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q of BSML, Inc. for the 39-weeks period ended September 30, 2006 as filed November 14, 2006 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BSML, Inc.


Date:  November 14, 2006                           /s/ Ken Czaja
                                                   -----------------------------
                                                   Ken Czaja
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)